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EXHIBIT 10.8

                        FORM OF COLLATERAL ASSIGNMENT OF
                              MANAGEMENT AGREEMENT

         This COLLATERAL ASSIGNMENT OF MANAGEMENT AGREEMENT (the "Assignment") is made as of the 1st day of January, 2002 between BALANCED CARE TENANT (HCN), INC., a corporation organized under the laws of the State of Delaware ("Tenant"), with its chief executive office located at 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055, and PENNSYLVANIA BCC PROPERTIES, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania ("HCRI-PA/BCC"), and HCN BCC HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("HCRI-HCN/BCC"), each with its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475. HCRI-PA/BCC and HCRI-HCN/BCC may be collectively called "Landlord".

                                 R E C I T A L S

         A. Landlord is granting to Tenant a lease of the real property located in _________________, _______________ ("Property") pursuant to a Master Lease
Agreement between Landlord and Tenant of even date ("Lease"). Tenant intends to operate a ___-unit (___-bed) _______________ facility (the "Facility") on the Property.

         B. The Facility will be managed by Financial Care Investors of __________________, LLC, a limited liability company organized under the laws of the State of Delaware, and Balanced Care at _____________________, Inc., a corporation organized under the laws of the State of Delaware (collectively, "Manager"), pursuant to a Management Agreement between Tenant and Manager of even date, as amended from time to time ("Management Agreement"), a copy of which is attached hereto as Exhibit A.

         C. Landlord has required as a condition of its granting the Lease to Tenant that Tenant assign to Landlord all of Tenant's right, title, and interest in and to the Management Agreement and that Manager consent to this Assignment.

         D. As used herein, "Lease Documents" means the Lease, and all other documents and agreements executed in connection with the Lease, as amended, modified, renewed or extended from time to time.
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         NOW, THEREFORE, as an inducement to Landlord to enter into the Lease
Documents and in consideration thereof, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Tenant hereby transfers, assigns, and sets over unto Landlord, its successors and assigns, all of the right, title, and interest of Tenant in and to the Management Agreement upon the terms and conditions of this Assignment.

         1. Representations and Warranties. Tenant represents and warrants that [i] the copy of the Management Agreement attached hereto as Exhibit A is a true and correct copy of the Management Agreement; [ii] Tenant's interest in the Management Agreement is not subject to any claim, setoff, lien or encumbrance of any kind or nature other than such matters made by Tenant in favor of Landlord; [iii] the Management Agreement is in full force and effect, there have been no modifications, supplements, amendments, or addenda thereto, and it constitutes the entire agreement between Tenant and Manager as to the Facility; and [iv] neither Tenant nor Manager, to Tenant's knowledge, is in default under the Management Agreement.

         2. Lease Obligations. The parties hereto acknowledge that this Assignment is made as security for the obligations of Tenant under the Lease Documents ("Lease Obligations") and that unless and until an Event of Default (as defined in the Lease) occurs and remains uncured beyond any applicable grace period, Tenant shall be entitled to the rights, benefits and privileges of, and to act under, the Management Agreement. Tenant has executed, or will execute, UCC-1 financing statements covering the rights secured hereby, and agrees to execute such further instruments as Landlord may reasonably request to perfect, continue or otherwise further secure the rights granted herein.

         3. Default. Following the occurrence of any Event of Default under the Lease Documents (which shall constitute a default under this Assignment) that remains uncured beyond any applicable grace or notice period, Landlord may elect, at its option at any time thereafter, to exercise Tenant's rights under the Management Agreement or to terminate the Management Agreement. Landlord shall give written notice of such election to Tenant and Manager and such election shall become effective on the date specified by Landlord in its notice (which date shall not be earlier than the date of the notice and in any event not earlier than the date permitted under applicable law). Any such election shall be binding upon Tenant and Manager


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notwithstanding any provisions in the Management Agreement to the contrary.
Landlord shall not be obligated to elect either option at any time.

         4. Amendment; Termination. Tenant shall not amend, modify or terminate the Management Agreement without the prior written consent of Landlord (which consent shall not be unreasonably withheld).

         5. Landlord's Liability. Unless and until Landlord has assumed in writing Tenant's obligations under the Management Agreement, Landlord shall have no liability under the Management Agreement. Neither this Assignment nor any other action on the part of Landlord, except the aforesaid assumption in writing, shall constitute an assumption by Landlord of any of the obligations of Tenant under the Management Agreement. Following Landlord's assumption in writing, Tenant shall not be liable for any actions of Landlord under the Management Agreement.

         6. Enforcement. This Assignment is without prejudice to the right of Landlord to enforce performance of the Lease Obligations when due, by suit or in any lawful manner, or to resort to any other security for the performance of the Lease Obligations, this Assignment being additional, accumulative and concurrent security for the performance of the Lease Obligations. The enumeration of certain rights, privileges and options in this Assignment as vested in Landlord, or its successors and assigns, is not and shall not be construed as a waiver of, nor to impair in any way, other rights of Landlord or its successors or assigns, either at law or in equity, independent of this Assignment, concerning this or any of the liabilities, obligations, indebtedness, or collateral security securing the Lease Obligations. Landlord, its successors and assigns, shall have the right to proceed against the security granted hereunder or any other security granted for the performance of the Lease Obligations and to proceed against all security at the same time or against individually pledged or liened assets from time to time at the sole election of Landlord. No action against any specific security granted for the Lease Obligations shall be a bar to any subsequent action or actions against all or any other security granted for the Lease Obligations.

         7. Cure. Tenant agrees that Landlord shall have the right at any time (but shall have no obligation) to take in its or in the name of Tenant or otherwise, such actions as Landlord may at any time or from time to time reasonably determine to be necessary to cure any default of Tenant under the Management


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Agreement. Landlord shall incur no liability on account of any lawful action taken by it or in its behalf in good faith pursuant to the foregoing sentence or otherwise hereunder, whether or not the same shall prove to be improper, inadequate or invalid in whole or in part and, Tenant agrees to indemnify and hold Landlord harmless from and against any and all loss, cost, liability or expense (including, but not limited to, reasonable attorneys' fees and expenses) in connection with any such lawful action or actions.

         8. Power of Attorney. Effective following the occurrence of an Event of Default and the expiration of any applicable grace or notice period, Tenant hereby irrevocably constitutes and appoints Landlord its true and lawful attorney-in-fact to act in Tenant's name or in Landlord's name or otherwise, to enforce all rights of Tenant under the Management Agreement, and such power of attorney, being coupled with an interest, is irrevocable until the Lease Obligations are paid in full.

         9. Notices. All notices hereunder shall be in writing, and delivered personally, or by nationally recognized overnight courier service, or by United States mail, postage prepaid, to the address set forth herein or to such other address as may hereafter be provided in writing to the other party. All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one day after deposit with the nationally recognized overnight courier.

         10. Binding Effect and Assignment. This Assignment and any actions taken by Landlord pursuant to and in accordance with this Assignment shall be binding upon Tenant, Manager and their respective successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns. Landlord may assign its rights hereunder, but Tenant may not assign its rights or obligations under this Assignment without the prior written consent of Landlord.

         11. Governing Law. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Ohio, without giving effect to the conflict of laws rules thereof.

         12. Manager's Consent. Tenant hereby consents to the terms and conditions of the Consent of Manager to Collateral Assignment of Management Agreement attached hereto.


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         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed as of the date first above written.

                                             BALANCED CARE TENANT (HCN), INC.


                                             By:/s/Robin L. Barber

                                             Title: Vice President and
                                                    Secretary

                                             PENNSYLVANIA BCC PROPERTIES, INC.


                                             By:/s/Erin E. Ibele

                                             Title: Vice President and
                                                    Corporate Secretary

                                             HCN BCC HOLDINGS, INC.


                                             By:/s/Erin C. Ibele

                                             Title: Vice President and
                                                    Corporate Secretary


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                         EXHIBIT A: MANAGEMENT AGREEMENT
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                        CONSENT OF MANAGER TO COLLATERAL
                       ASSIGNMENT OF MANAGEMENT AGREEMENT

         CONSENT made effective as of the date of the Assignment (hereinafter defined) by FINANCIAL CARE INVESTORS OF _____________________, LLC, a limited liability company organized under the laws of the State of Delaware, and BALANCED CARE AT ________________________, INC., a corporation organized under the laws of the State of Delaware (collectively, "Manager"), each having an address of 1215 Manor Drive, Mechanicsburg, Pennsylvania 17055, in favor of PENNSYLVANIA BCC PROPERTIES, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania ("HCRI-PA/BCC"), and HCN BCC HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("HCRI-HCN/BCC"), each with its principal office located at One SeaGate, Suite 1500, P. O. Box 1475, Toledo, Ohio 43603-1475. HCRI-PA/BCC and HCRI-HCN/BCC may be collectively called "Landlord".

         1. Consent. Manager hereby consents to the foregoing Collateral Assignment of Management Agreement (the "Assignment") made by Balanced Care Tenant (HCN), Inc., a corporation organized under the laws of the State of Delaware ("Tenant"), in favor of Landlord, to which this Consent of Manager is attached and made a part thereof. All capitalized terms used herein shall have the meanings set forth in the Assignment.

         2. Representations and Warranties. Manager represents and warrants that [i] the copy of the Management Agreement attached to the Assignment as Exhibit A is a true and correct copy of the Management Agreement; [ii] Tenant's interest in the Management Agreement is not subject to any claim, setoff, lien, or encumbrance of any kind or nature to the best of Manager's knowledge other than such matters created by Tenant in favor of Landlord; [iii] the Management Agreement is in full force and effect, there have been no modifications, supplements, amendments, or addenda thereto, and it constitutes the entire agreement between Tenant and Manager as to the Facility; and [iv] neither Tenant, to Manager's knowledge, nor Manager is in default under the Management Agreement.

         3. Default. Manager acknowledges and agrees that, following an Event of Default that remains uncured beyond any applicable grace or notice period under the Lease Documents, Landlord may elect, at its option at any time thereafter, to
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exercise Tenant's rights under the Management Agreement or to terminate the
Management Agreement, in accordance with the terms and provisions of Section3 of the Assignment. Manager agrees that any such election by Landlord, including termination of the Management Agreement, will be effective and will be binding upon Manager notwithstanding any right of notice, cure period, termination only for cause or any other provision in the Management Agreement to the contrary.

         4. Notice to Landlord. Manager agrees that it will not terminate the Management Agreement or cease to perform its services thereunder for any reason, including, but not limited to, Tenant's failure to make any payment to Manager or other breach or default, without giving Landlord 30 days notice of such intention to terminate or cease performing its services as Manager. If Landlord satisfies the conditions precedent set forth in Section5, Manager will continue to perform its obligations under the Management Agreement as if Landlord were a party thereto, and the Management Agreement shall be deemed to be reinstated in full.

         5. Performance of Contract. Manager agrees that if Landlord shall exercise any of its rights under the Assignment, Manager will perform its obligations under the Management Agreement for the benefit and at the written direction of Landlord; provided, however, that it is a condition precedent to the continued performance by Manager [i] that Landlord has exercised its rights within 30 days of the date of Landlord's receipt of notice of Tenant's default from Manager, and [ii] that Landlord within the 30-day period has agreed in writing to perform Tenant's obligations under the Management Agreement in connection with the continued performance of the work, including, but not limited to, payment to Manager.

         6. Acknowledgments and Agreements. Manager acknowledges and agrees to the following:

                  [i] The Management Agreement will not be modified, amended, or terminated without the prior written consent of Landlord (which consent shall not be unreasonably withheld); and

                  [ii] That Landlord neither assumes nor has any obligation to Manager to exercise its rights under the Assignment or to declare an Event of Default under the Lease Documents, but that the right and option to exercise such right


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or to an Event of Default rests in the sole and absolute discretion of Landlord.

         7. Binding Effect; Assignment. This Consent shall be binding upon Manager and its successors and assigns, and shall inure to the benefit of Landlord and its successors and assigns. Landlord may assign its rights hereunder, but Manager may not assign its rights or obligations under this Consent without the prior written consent of Landlord except as permitted under the Lease.

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         IN WITNESS WHEREOF, Manager has executed or caused this Consent to be executed as of the date first set forth above.

                                          FINANCIAL CARE INVESTORS OF
                                          __________________, LLC


                                          By:/s/Robin L. Barber

                                          Title: Vice President and
                                                 Secretary

                                          BALANCED CARE AT
                                          ____________________, INC.


                                          By:/s/Robin L. Barber

                                          Title: Vice President and
                                                 Secretary


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